SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2000



                          ORIGIN INVESTMENT GROUP, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                                    --------
                            (State of Incorporation)

                                                            36-4286069
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        (Commission File No.)                  (IRS Employer Identification No.)




        980 North Michigan Ave., Ste. 1400, Chicago, Illinois  60611
        --------------------------------------------------------------
        (Address of Principal Executive Offices)              (Zip Code)


                                  312-988-4836
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



Item 4. Changes in Registrant's Certifying Accountant

     Accountant's Confirming Letter filed as Exhibit 16.1

Item 5.  Other Items

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ORIGIN INVESTMENT GROUP, INC.


Dated: August 23, 2000           By:   /s/  Greg H. Laborde
                                            --------------------------------
                                            Greg H. Laborde
                                            Chief Executive Officer